                                                                   EXHIBIT 10.12

                        FIRST AMENDMENT TO LOAN AGREEMENT

         This amendment to Loan Agreement ("Amendment") is made as of December 23, 1998 by and among the following parties:

         Bank of America National Trust and Savings Association ("Bank of America" and a "Lender")

         U.S. Bank National Association ("U.S. Bank" and a "Lender")

         Bank of America National Trust and Savings Association, in its capacity as Agent ("Agent")

         Each of the several financial institutions which subsequently becomes party to the Loan Agreement pursuant to Section 11.7 (each individually a "Lender")

         Northwest Pipe Company, an Oregon corporation (a "Borrower")

         Thompson Pipe and Steel Company, a Colorado corporation (a "Borrower")

         Thompson Steel Pipe Company, a Delaware corporation (a "Borrower")

                                 R E C I T A L S

A. The Borrowers, the Lenders and the Agent are parties to that certain Amended and Restated Loan Agreement dated as of June 30, 1998, as the same may be amended, modified or extended from time to time (the "Loan Agreement") and the related Loan Documents described therein.

B.       The parties desire to amend the Loan Agreement as set forth below:

         NOW, THEREFORE, the parties agree as follows:

                                A G R E E M E N T

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement.

         2. AMENDMENT TO SECTION 1.1, "APPLICABLE MARGIN". The definition of "Applicable Margin" contained in Section 1.1 of the Loan Agreement is amended and restated to provide as follows:

           "'APPLICABLE MARGIN' means, with respect to Offshore Related Rate Loans, a margin determined as set forth below depending on the ratio of Funded Debt to EBITDA. Adjustments, with respect to borrowings or selections of Applicable Interest Rates, will be effective the first day of the month after Agent has received financial information needed to determine the relevant ratio with respect to future selections or borrowings. However, if such information is not given to Agent within the time required by Section 5.9, Agent may, at its option, adjust the Applicable Margin for Offshore Related Rate upwards, if applicable, as of the first day of the month following the date by which such information should have been received.


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
--------------------------------------------------------------------------------------------------------
                   RATIO AT END OF PRIOR                                      APPLICABLE MARGIN FOR
                      FISCAL QUARTER                                       OFFSHORE RELATED RATE LOANS
--------------------------------------------------------------------------------------------------------
                      Less than 1.5:1                                                  .65%
--------------------------------------------------------------------------------------------------------
              Equal to or greater than 1.5:1                                           .75%
                Up to and including 2.25:1
--------------------------------------------------------------------------------------------------------
                    Greater than 2.25:1                                               .875%
                Up to and including 3.00:1
--------------------------------------------------------------------------------------------------------
                    Greater than 3.00:1                                               1.150%
                Up to and including 3.25:1
--------------------------------------------------------------------------------------------------------
                    Greater than 3.25:1                                               1.50%
                Up to and including 3.75:1
--------------------------------------------------------------------------------------------------------
                    Greater than 3.75:1                                               1.75%
--------------------------------------------------------------------------------------------------------

           For purposes of calculating this ratio, the EBITDA for the prior fiscal year for the "Acquisitions," as defined in SECTION 6.6 shall be included in the calculation. The Acquisitions' EBITDA shall be incorporated on a decreasing pro-rata basis, with 100% of the Acquisitions' EBITDA included in the calculation for the first calendar quarter-end following closing of the Acquisitions, 75% included in the second quarter-end, 50% included in the third quarter-end, and 25% included in the fourth quarter-end. Beginning with the fifth quarter following the closing of the Acquisitions, the EBITDA for the Acquisitions' prior fiscal year shall no longer be incorporated in this calculation."

         3. AMENDMENT TO SECTION 1.1 "REVOLVING LOAN MATURITY DATE": The definition of "Revolving Loan Maturity Date" in Section 1.1 of the Loan Agreement is amended and restated to read as follows:

           "'REVOLVING LOAN MATURITY DATE' means September 30, 2001. Agent and Lenders will consider a one year extension to the Revolving Loan Maturity Date on each anniversary of this Agreement. However, any extension will require the consent of Agent and all Lenders in their sole discretion."


         4. AMENDMENT TO SECTION 1.1, "TOTAL COMMITMENT". The definition of "Total Commitment" in Section 1.1 of the Loan Agreement is amended and restated to read as follows:

           "Total Commitment means $45,000,000."

         5. AMENDMENT TO SECTION 2.5: Section 2.5 of the Loan Agreement is Amended and Restated to read:

           "OPTIONAL CONVERSION OF UP TO $10,000,000 OF REVOLVING LOANS. On the first day of any month, up to and including October 1, 2000, if at that time, the conditions set forth in Section 3.1 are satisfied, Borrowers may convert a portion of not less than $500,000 of the Revolving Loans in increments of $100,000 to a Term Loan, but Borrowers shall not convert more than a total of $10,000,000 of Revolving Loans to Term Loans. Each such conversion will be accomplished by Borrowers giving written notice to Agent at least 5 business days prior to the date selected by Borrowers for conversion. Such notice will specify what portions of the Term Loan will bear interest at the available alternative rates described in Section 2.6(b).
           Principal payments on each Term Loan will be paid in 16 equal consecutive quarterly installments with the first principal payment being due at the end of the calendar quarter following conversion. Interest on each Term Loan will be payable monthly in arrears on the last day of the month. All then unpaid principal and interest on each Term Loan will be due and payable no later than 48 months following such conversion."

         6. AMENDMENT TO SECTION 5.9: Section 5.9 of the Loan Agreement is amended by adding to such Section Subsection (g) as follows:

           "(g) BACKLOG REPORT. As soon as available, and in any event, within 60 days of the end of each fiscal quarter, a report showing in detail the backlog of orders broken down by location and amount in form satisfactory to Agent."

         7. AMENDMENT TO SECTION 5.13. Section 5.13 of the Loan Agreement is amended and restated to provide as follows:

           "SECTION 5.13 MAXIMUM FUNDED DEBT TO EBITDA. Borrowers and their Subsidiaries, on a consolidated basis, shall maintain for each period of four consecutive fiscal quarters a ratio of Funded Debt to EBITDA of no greater than:

----------------------------------------------------------------------------------------------
                                PERIOD                                                RATIO
----------------------------------------------------------------------------------------------
For the four consecutive fiscal quarters ending December 31, 1998.                   4.00:1
----------------------------------------------------------------------------------------------
For the four consecutive fiscal quarters ending March 31, 1999.                      4.00:1
----------------------------------------------------------------------------------------------
For the four consecutive fiscal quarters ending June 30, 1999.                       3.75:1
----------------------------------------------------------------------------------------------
For the four consecutive fiscal quarters ending September 30, 1999                   3.50:1
----------------------------------------------------------------------------------------------
For the four consecutive fiscal quarters ending December 31, 1999                    3.25:1
----------------------------------------------------------------------------------------------
For any four consecutive fiscal quarters ending after December 31,                   3.00:1
----------------------------------------------------------------------------------------------

           For purposes of calculating this covenant, the EBITDA for the prior fiscal year for the "Acquisitions," as defined in Section 6.6, shall be included in the calculation. The Acquisitions' EBITDA shall be incorporated on a decreasing pro-rata basis, with 100% of the Acquisitions' EBITDA included in the calculation for the first calendar quarter-end following closing of the Acquisitions, 75% included in the second quarter-end, 50% included in the third quarter-end, and 25% included in the fourth quarter-end. Beginning with the fifth quarter following the closing of the Acquisitions, the EBITDA for the Acquisitions' prior fiscal year shall no longer be incorporated in this calculation."

         8. NO FURTHER AMENDMENT, FEES. Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, the Borrower expressly reaffirms and ratifies its obligation to pay or reimburse the Agent and the Lender on request for all reasonable expenses, including legal fees, actually incurred by the Agent or such Lender in connection with the preparation of this Amendment, the other Amendment Documents, and the closing of the transactions contemplated hereby and thereby. Borrowers shall pay Agent for the benefit of Lenders a fee of $3,750 for the increase in the Total Commitment provided herein. Such $3,750 fee shall be paid on execution of this Amendment.

         9.       MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

                  (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

                  (c) GOVERNING LAW. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

                  (d)      CERTAIN AGREEMENTS NOT ENFORCEABLE.

         UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

         EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

         BORROWERS:          NORTHWEST PIPE COMPANY
                             By: /s/ Brian Dunham
                             Its:  President
                                     Address: 12005 N. Burgard
                                              Portland, OR 97203
                                              Fax No. (503) 240-6615

                             THOMPSON PIPE AND STEEL COMPANY
                             By: /s/ Brian Dunham
                             Its:  President
                                     Address: 12005 N. Burgard
                                              Portland, OR 97203
                                              Fax No. (503) 240-6615

                             THOMPSON STEEL PIPE COMPANY
                             By: /s/ Brian Dunham
                             Its:  President
                                     Address: 12005 N. Burgard
                                              Portland, OR  97203
                                              Fax No. (503) 240-6615

         LENDER:             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION

                             By: /s/ R.E. Evans
                             Its: Vice President

                                     Address: Commercial Banking
                                              121 S.W. Morrison Street
                                              Suite 1700
                                              Portland, OR  97204
                                              Fax No. (503) 275-1391
                                              Attn:  Ray Evans

                             U.S. BANK NATIONAL ASSOCIATION

                             By: /s/ Gregory Salih
                             Its: Assistant Vice President

                                     Address: Oregon Corporate Banking, T-4
                                              111 S.W. Fifth Avenue
                                              Suite 400
                                              Portland, OR  97208
                                              Fax No. (503) 275-7290
                                              Attn:  Rick S. Williams

         AGENT:              BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION


                             By:____________________________________
                             Its:____________________________________

                                     Address: Agency Services
                                              701 Fifth Avenue, Floor 16
                                              Seattle, WA 98104
                                              Fax No. (206) 358-0971
                                              Attn: Dora A. Brown